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                                                     EXHIBIT A (to EXHIBIT 10.5)




                    DELTA STEEL, INC., - FORT WORTH DIVISION

                                  [FLOOR PLAN]


     Exhibit A is a drawing of Delta Steel's Fort Worth, Texas facility, which the drawing indicates is on a site consisting of 18.9 acres. The drawing indicates the portions of the facility that the Company leases from Delta Steel. The drawing indicates that the Company leases a 195 feet by 116 feet section and a 20 feet by 50 feet section located in the northwest portion of Delta Steel's property.